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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2007

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                             DEL LABORATORIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                        001-05439               13-1953103
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


 726 REXCORP PLAZA, P.O. BOX 9357
          UNIONDALE, NEW YORK                                     11553-9357
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

                                 (516) 844-2020
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On December 7, 2007, Del Laboratories, Inc. (the "Company") issued a conditional notice of redemption to the holders of its Senior Secured Floating Rate Notes due 2011 (the "Floating Rate Notes"). On December 28, 2007, the Company issued a conditional notice of redemption to the holders of its 8% Senior Subordinated Notes due 2012 (the "Senior Subordinated Notes"). As provided in the notices, the redemption of the Floating Rate Notes and the redemption of the Senior Subordinated Notes are conditioned on the consummation of the merger by DLI Holding Corp., the indirect parent company of the Company, with Bella Acquisition, Inc. As a result of the consummation of the merger as reported elsewhere in this Current Report on Form 8-K, (a) on January 7, 2008, the Company will redeem all of its outstanding Floating Rate Notes at a redemption price of 102%, plus accrued and unpaid interest to January 7, 2008, and (b) on February 1, 2008, the Company will redeem all of its outstanding Senior Subordinated Notes at a redemption price of 104%, plus accrued and unpaid interest to February 1, 2008.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of December 31, 2007, Messrs. Charles J. Hinkaty, Philip E. Berney and Church M. Moore resigned as members of the board of directors of the Company. The resignations of Messrs. Hinkaty, Berney and Moore were not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Messrs. Hinkaty's, Berney's and Moore's written resignations are attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On December 31, 2007, DLI Holding Corp., the indirect parent company of the Company, completed its merger with Bella Acquisition, Inc., a wholly-owned subsidiary of Coty Inc., whereby Bella Acquisition, Inc. was merged with and into DLI Holding Corp. with DLI Holding Corp. continuing as the surviving corporation. As a result of the merger, the Company became an indirect wholly-owned subsidiary of Coty Inc.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.      DESCRIPTION
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99.1              Statement of resignation of Charles J. Hinkaty as director
99.2              Statement of resignation of Philip E. Berney as director
99.3              Statement of resignation of Church M. Moore as director



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                                    SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         Del Laboratories, Inc.






                                         By:  /s/ JOSEPH SINICROPI
                                              ----------------------
                                              Joseph Sinicropi
                                              Executive Vice President and
                                              Chief Financial Officer




Dated: January 2, 2008